Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2023
Contingent Liabilities and Commitments [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS

Note 18: - Contingent Liabilities and Commitments

a.

On August 23, 2010, the Company entered into a 30 year collaboration agreement with Baxter Healthcare Corporation (“Baxter”) with respect for granting of the distribution rights for GLASSIA. During 2015, Baxter assigned all its rights under the collaboration agreement to Baxalta US Inc. (“Baxalta”) which was acquired during 2016 by Shire plc. (“Shire”), which is now part of Takeda (“Takeda” and in these consolidated financial statements Baxter, Baxalta and Shire will be referred to as “Takeda”).

The collaboration agreement consists of three main agreements (1) an Exclusive Manufacturing, Supply and Distribution agreement for GLASSIA in the United States, Canada, Australia and New Zealand (the “Territory” and the “Distribution Agreement”, respectively); (2) Technology License Agreement for the use of the Company’s knowhow and patents for the production, continued development and sale of GLASSIA by Takeda (the “License Agreement”) in the Territory; and (3) A Paste Supply Agreement for the supply by Takeda of plasma derived fraction IV-1 to be used by the Company for the production of GLASSIA (the “Raw Materials Supply Agreement”).

Pursuant to the agreements, the Company was entitled to certain upfront and milestone payments at a total amount of $45 million, and for a minimum commitment of Takeda to acquire GLASSIA produced by the Company over the first five years of the term of the Distribution Agreement. In addition, upon initiation of sales of GLASSIA manufactured by Takeda, the Company would be entitled to royalty payments at a rate of 12% on net sales of Glassia through August 2025, and at a rate of 6% thereafter until 2040, with a minimum of $5 million annually (the “Royalty Payments”).

Through December 31, 2021, the Company accounted for as income all of the $45 million associated with the upfront and milestone payments from Takeda pursuant to the Distribution and License Agreements as amended.

On March 31, 2021, the Company entered into an amendment to the Technology License Agreement with Takeda with respect to GLASSIA. Pursuant to the amendment the Company undertook to transfer to Takeda the U.S. Biologics License Application (BLA) of the product upon completion of the transition of GLASSIA manufacturing to Takeda, in consideration for a $2 million payment from Takeda. Such amount was paid by Takeda and accounted for as income during the first quarter of 2022.

During 2021 the Company terminated the production and supply of GLASSIA to Takeda and Takeda initiated its own production of GLASSIA for distribution in the Territory. Accordingly, commencing 2022, Takeda initiated royalty payments to the Company as defined above.

For the years ended December 31, 2023, and 2022 the Company accounted for a total of $16.11 million and $12.2 million from sales-based royalty income from Takeda, respectively.

Pursuant to the Distribution Agreement, Takeda is responsible to conduct any required additional clinical studies required to obtain or maintain GLASSIA’s marketing authorization in the Territory. Under certain conditions, the Company will be required to participate in the funding of these clinical studies in a total amount not to exceed $10 million.

Pursuant to the Raw Material Supply Agreement Takeda undertook to provide the Company, free of charge, all quantities of plasma derived fraction IV-1 required by the Company for manufacturing GLASSIA to be sold to Takeda for distribution in the Territory. The Company accounts for the fair value of the plasma derived fraction IV-1 used and sold as revenues and charges the same fair value to cost of revenue. In addition, the Company has the right to acquire from Takeda plasma derived fraction IV-1 for its continued development and for the production, sale and distribution of GLASSIA by the Company outside the Territory.

b.

In November 2006, the Company entered into an agreement with PARI GmbH (“PARI”) in connection with a supply by PARI of a certain medical device required for the development of the Company’s Inhaled AAT product. Pursuant to the agreement, the Company was licensed to use developments made by PARI. Furthermore, PARI will provide the Company certain quantities of devices for carrying out clinical trials, free of charge. In the event that the development is successful, and the underlining product obtains required marketing authorization, the Company will pay PARI royalties based on sales of the devices through the later of the device patents expiration period or 15 years from the first commercial sale of the Company’s the Inhaled AAT product.

On expiration of the royalty period, the license will become non-exclusive, and the Company shall be entitled to use the rights granted to it pursuant to the agreement without paying royalties or any other compensation. In addition, and according to a mechanism set in the agreement, PARI would be required to pay royalties to the Company of the total net sales of the device exceeding a certain amount, through the later of the device patents expiration period or 15 years from the first commercial sale of the Company’s Inhaled AAT product.

In February 2008, the parties executed an amendment to the agreement according to which the exclusive global license granted to the Company was expanded to two additional indications. The royalties’ obligations mentioned above, are applicable to all indications.

In addition, the parties entered into a commercialization and supply agreement, which ensures long-term regular supply of the device, including spare parts.

In May 2019, the Company signed a Clinical Study Supply Agreement (“CSSA”) with PARI for the supply of the required quantities of controller kits and the web portal associated with PARI’s device required for the Company’s continued clinical trials with respect to the Inhaled AAT product. The CSSA is a supplement agreement to the commercialization and supply agreement and will expire upon the expiration or termination of such agreement.

c.

In July 2011, the Company entered into a strategic collaboration agreement with Kedrion Biopharma Inc. (“Kedrion”) for clinical development, marketing, distribution, and sales in the United States of the Company’s rabies immune globulin (Human) under the trade name KEDRAB. The product is manufactured and marketed by the Company in other countries under a different trade name KAMRAB. The Company obtained U.S marketing authorization from the FDA for KEDRAB in August 2017, and the commercial launch of the product in the United States was initiated at the beginning of 2018.

In October 2016, the parties entered into an amendment to the agreement pursuant to which the parties agreed to conduct a required post-marketing-commitment clinical study which was initiated in March 2017 and finalized during 2020. The cost of the study was equally shared between the parties.

In April 2020, the Company entered into a binding term sheet with Kedrion for the co-development, manufacturing and distribution of a human plasma-derived Anti-SARS-CoV-2 polyclonal immunoglobulin (IgG) product as a potential treatment for COVID-19 patients. The plasma-derived Anti-SARS-CoV-2 IgG product was developed and manufactured utilizing the Company’s proprietary IgG platform technology. Pursuant to the agreed terms, Kedrion provided plasma, collected at its U.S. plasma collection centers, from donors who have recovered from the virus. The Company was responsible for product development, manufacturing, clinical development, with Kedrion’s support, and regulatory submissions. The binding term sheet remained in effect until June 30, 2021. No definitive agreement was entered to between the parties, and the Company terminated this product development program.

In December 2023, the Company entered into a binding memorandum of understanding with Kedrion for the amendment and extension of the distribution agreement between the parties. Under the term of the binding memorandum of understanding, during fiscal years 2024 through 2027, Kedrion will purchase annual minimum quantities of KEDRAB, with aggregate revenues to Kamada of approximately $180 million for such four-year period.

d.	In July 2019, the Company entered into a 7-year Master Clinical Services Agreement with a third party for the provision of certain clinical research services and other tasks to be performed by such third party, in connection with the Company’s Phase III clinical study for its inhaled AAT product.

e.	In December 2019, the Company entered into a binding term sheet for a 12-year contract manufacturing agreement with Saol to manufacture CYOTGAM. As a result of the execution and consummation of the Saol APA as detailed below, which included the acquisition of all rights relating to CYTOGAM, the previous engagement with Saol with respect to this product expired. Following the successful execution of the technology transfer from the previous manufacturer and pending all necessary FDA approvals, the Company obtained during May 2023 FDA approval to manufacture CYTOGAM at its facility in Beit Kama, Israel.

As of December 31, 2023, and 2022, the Company recognized an asset related to the costs to fulfill a contract in the net amounts of $8,495 thousand and $7,577 thousand, respectively Refer to Note 2m for further information.

On November 22, 2021, the Company entered into the Saol APA for the acquisition of the Four FDA-Approved Plasma Derived Hyperimmune Commercial Products.

Under the terms of the Saol APA, the Company paid Saol a $95 million upfront payment, and agreed to pay up to an additional $50 million of contingent consideration subject the achievement of sales thresholds for the period commencing on the Acquisition Date and ending on December 31, 2034. The Company may be entitled for up to $3 million credit deductible from the contingent consideration payments due for the years 2023 through 2027, subject to certain conditions as defined in the agreement between the parties.

As of December 31, 2023, the Company had paid the first milestone payment on account of the contingent consideration and the second sales threshold was met. The second milestone payment on account of the contingent consideration was paid during February 2024.

In addition, the Company acquired inventory valued at $14.2 million and agreed to pay the consideration to Saol in ten quarterly installments of $1.5 million each or the remaining balance at the final installment. As of December 31, 2023, the Company paid eight of the quarterly instalments and the remaining two installments will be paid during the first half of 2024.

As part of the acquisition, the Company assumed certain of Saol’s liabilities for the future payment of royalties (some of which are perpetual) and milestone payments to third party subject to the achievement of corresponding CYTOGAM related net sales thresholds and milestones. Such assumed liabilities include:

●	Royalties: 10 % of the annual global net sales of CYTOGAM up to $25 million and 5 % of net sales that are greater than $25 million, in perpetuity; 2% of the annual global net sales of CYTOGAM in perpetuity; and, 8% of the annual global net sales of CYTOGAM for period of six years following the completion of the technology transfer of the manufacturing of CYTOGAM to the Company, subject to a maximum aggregate of $5 million per year and for total amount of $30 million throughout the entire six years period.

●	Sales milestones: $1.5 million in the event that the annual net sales of CYTOGAM in the U.S. market exceeds $18.8 million during the twelve months period ended June 30, 2022, which milestone was met and the milestone payment was paid during 2023; and $1.5 million in the event that the annual net sales of CYTOGAM in the United States market exceeds $18.4 million during the twelve months period ended June 30, 2023, which milestone was not met.

●

Milestone: $8.5 million upon the receipt of FDA approval for the manufacturing of CYTOGAM at Company’s manufacturing facility in Israel. During May 2023, the Company received such FDA approval and paid the milestone of $8.5 million.

To partially fund the acquisition costs, the Company secured a $40 million financing facility from an Israeli bank which comprised of a $20 million five-year loan and a $20 million short-term revolving credit facility. During September 2023, the Company repaid in full the outstanding balance of the $20 million five-year loan. Refer to Note 14.

f.	In December 2019, the Company entered into an agreement with Alvotech ehf. ("Alvotech"), a global biopharmaceutical company, to commercialize Alvotech’s portfolio of six biosimilar product candidates in Israel, upon receipt of regulatory approval from the IL MOH. Pursuant to the agreement the Company is obligated to pay Alvotech certain milestone payments, in advance of the launch of the six biosimilar in Israel. In February 2022, the agreement was extended to include two additional biosimilar products.

g.	On January 14, 2021, the Company entered into an agreement with undisclosed international pharmaceutical companies to commercialize one of the distribution products, in Israel. Pursuant to the agreement the Company is obligate to pay royalties in the amount of 24% out of the net revenue from the sale of the product in the Israeli market.

h.

In May 2022, the Company terminated a distribution agreement with a third-party engaged to distribute the Company’s propriety products in Russia and Ukraine (the “Distributor”) and a power of attorney granted in connection with such distribution agreement to an affiliate of the Distributor (the “Affiliate”). In July 2022, the Affiliate filed a request for a conciliation hearing with the court in Geneva relying on the terminated power of attorney and seeking damages for the alleged inability to sell the remaining product inventory previously acquired from the Company and compensation for the lost customer base. The conciliation hearing was held on March 17, 2023, and the Affiliate was granted authorization to proceed to file a Statement of Claim before the competent tribunal within three months. On June 13, 2023, the Affiliate filed its Statement of Claim with the tribunal of first instance in Geneva, seeking alleged damages in the total amount of $6.7 million. The Company was officially notified of such filing on November 17, 2023. The Company has filed a motion with the tribunal of first instance challenging its jurisdiction over the Affiliate’s claims, submitting that such claims should have been brought before an arbitral tribunal, as contractually agreed between the parties. Until the tribunal of first instance in Geneva rules on the motion, the Affiliate’s claims will not be heard. To date, based on the Company's external legal counsel, it is not possible to assess the prospects of the claim against the Company and any potential liabilities and impact on the Company’s business.